Exhibit 99.1

NEWS RELEASE

Contact:	Trey Stolz
Director of Financial Planning & Analysis
Basic Energy Services, Inc.
817-334-4100

Basic Energy Services Announces Extension of Deadlines for Private Exchange Offer, Rights Offering and Consent Solicitation

FORT WORTH, Texas—November 20, 2020—Basic Energy Services, Inc. (OTCQX: BASX) (“Basic” or the “Company”) today announced that it has extended certain deadlines in connection with its previously announced private offer to exchange (the “Exchange Offer”) its 10.75% Senior Secured Notes due 2023 (the “Existing Notes”) for newly issued 11.00% Senior Secured Notes due 2025 (the “New Notes”), the related offering (the “Rights Offering”) of rights to subscribe (each, a “Subscription Right”) to purchase 9.75% Super Priority Lien Senior Secured Notes due 2025 (the “New Super Priority Notes”) to be issued by Basic and consent solicitation (the “Consent Solicitation”), in each case subject to the terms and conditions set forth in the Confidential Offering Memorandum dated November 5, 2020 (the “Offering Memorandum”).
The Company announced it has extended the deadlines for the Exchange Offer, Rights Offering and Consent Solicitation as follows:
•Early Deadline – The deadline for tendering Existing Notes in order to receive the consideration listed in the table below has been extended from 5:00 p.m., New York City time, on November 19, 2020 to 11:59 p.m., New York City time, on December 4, 2020 (such date and time, the “Early Deadline” and the “Expiration Time”).
•Subscription Rights Deadline – The deadline for subscribing to receive New Super Priority Notes pursuant to the Rights Offering has been extended from 5:00 p.m., New York City time, on November 23, 2020 to 5:00 p.m., New York City time, on December 8, 2020.
•Funding Deadline – The deadline for participating holders to deliver the purchase price in order to receive the New Super Priority Notes has been extended from 11:59 p.m., New York City time, on December 4, 2020 to 5:00 p.m., New York City time, on December 8, 2020.
Accordingly and subject to satisfaction of the conditions therefor, the settlement date for the Exchange Offer is expected to be December 9, 2020, and the New Super Priority Notes are expected to be issued on or about December 16, 2020.

			Principal Amount of New Notes(1)
CUSIP Number and ISIN of Existing Notes	Title of Existing Notes	Principal Amount of Existing Notes Outstanding	Exchange Consideration if Tendered prior to the Early Deadline and Expiration Time
CUSIP: 06985PAN0 / U06858AG6 ISIN: US06985PAN06 / USU06858AG62)	10.75% Senior Secured Notes due 2023	$300,000,000	$400 principal amount of New Notes.

(1) For each $1,000 principal amount of Existing Notes, as applicable.

Exhibit 99.1
Except as described herein (and for corresponding changes relating hereto), the complete terms and conditions of the Exchange Offer, Rights Offering and Consent Solicitation remain the same as set forth and detailed in the Offering Memorandum, copies of which were previously distributed to eligible holders of Existing Notes. Withdrawal rights expired at 5:00 p.m., New York City time, on November 19, 2020 and tendered Existing Notes may no longer be withdrawn.
The Exchange Offer and Rights Offering, and the offering of the New Notes, the New Super Priority Notes and the Subscription Rights, are being made only (1) to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.
The Exchange Offer, Rights Offering and Consent Solicitation are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offer, Rights Offering and Consent Solicitation will be distributed only to eligible holders. The Exchange Offer is not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes, the New Super Priority Notes and the Subscription Rights have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum. None of Basic, the dealer manager, the solicitation agent, the exchange agent, the information agent or any trustee (or its agents) of the Existing Notes, the New Notes or the New Super Priority Notes makes any recommendation as to whether holders of Existing Notes should participate in the Exchange Offer or the Rights Offering or consent to the Proposed Amendments.
Holders who desire a copy of the eligibility letter should contact D.F. King & Co., Inc., the information agent for the Exchange Offer and Consent Solicitation, at (800) 431-9646 (U.S. Toll-free) or email at basicenergy@dfking.com. Banks and brokers should call (212) 269-5550. The eligibility letter may also be found here: www.dfking.com/basicenergy. D.F. King & Co., Inc. will provide copies of the Offering Memorandum to eligible holders.
There are no registration rights associated with the New Notes or the New Super Priority Notes, and Basic has no intention to offer to exchange the New Notes or New Super Priority Notes for notes registered under the Securities Act or to file a registration statement with respect to the New Notes or the New Super Priority Notes.
The New Notes and the New Super Priority Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in 2017/1129/EC (as amended or superseded, the “Prospectus Regulation”). Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes and the New Super Priority Notes or otherwise making them available to retail investors in the EEA or in the United Kingdom has been prepared and therefore offering or selling the New Notes or the New Super Priority Notes or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPS Regulation. This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offer, Rights Offering and Consent Solicitation have been prepared on the basis that any offer of the New Notes or the New Super Priority Notes in any member state of the EEA or in the United Kingdom will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of notes. The Offering Memorandum is not a prospectus for the purposes of the Prospectus Regulation.
This press release, the Offering Memorandum and any other documents or materials relating to the Exchange Offer, Rights Offering and Consent Solicitation may only be communicated to persons in the United Kingdom in circumstances where Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) does not apply. Accordingly, this press release and the Offering Memorandum are only for circulation to (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the FSMA (Financial Promotion) Order 2005, as amended (the “Order”), (iii) high net worth entities, and other persons to whom the communication may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the communication may otherwise lawfully be communicated or caused to be

Exhibit 99.1
communicated (all such persons together being referred to for purposes of this paragraph as “relevant persons”). The New Notes and the New Super Priority Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes and New Super Priority Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offer.
Safe Harbor Statement
This release includes “forward-looking statements” within the meaning of the federal and securities laws. Forward-looking statements are not statements of historical fact and reflect Basic’s current views about future events. The words “believe,” “estimate,” “expect,” “anticipate,” “project,” “intend,” “seek,” “could,” “should,” “may,” “potential” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Although Basic believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions and estimates, certain risks and uncertainties could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. These risks and uncertainties include, without limitation, our ability to successfully execute, manage and integrate acquisitions, including the recent acquisition of C&J Well Services, Inc., reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for crude oil, including the recent significant decline in oil prices, and natural gas, local and global impacts of the COVID-19 virus, and the negative impacts of the delisting of the Company’s common stock from the NYSE. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. While Basic makes these statements and projections in good faith, neither Basic nor its management can guarantee that the transactions will be consummated or that anticipated future results will be achieved. Any forward-looking statement speaks only as of the date on which such statement is made and Basic assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by Basic, whether as a result of new information, future events, or otherwise, except as required by applicable law.